U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)           March 29, 2005
                                                  ------------------------------


                              THERMODYNETICS, INC.
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             (Exact name of registrant as specified in its charter)

      Delaware                       0-10707                    06-1042505
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[State or other jurisdiction    (Commission File No.)     (I.R.S. Employer
 of incorporation)                                          Identification No.)

      651 Day Hill Road, Windsor, Connecticut                 06095
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     (Address of principal executive offices)             (Zip Code)



                                  860-683-2005
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                         (Registrant's telephone number)


                                      N/A
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 3.03.  Material Modification to Rights of Security Holders.

On March 29, 2005 the amendment to the certificate of incorporation of Thermodynetics, Inc. (the "Company"), in the form which had been attached to the November 9, 2004 proxy statement, was filed with the Delaware Secretary of State. The Board of Directors approved the implementation of a reverse stock split, whereby, with a record date of April 15, 2005 and effective 9:30 a.m. April 18, 2005, each outstanding five shares of the Company's common stock will be exchanged for one share of common stock. No rights of the holders of common stock will be affected in any other manner. The stockholders of the Company had previously granted authority to the Board of Directors to approve and set the date for a reverse stock split at the 2004 Annual Meeting of Stockholders held November 9, 2004. A copy of the press release announcing the approval and implementation of the reverse stock split is attached as Exhibit 99.1 to this report.

Item 9.01.  Financial Statements and Exhibits.

(c)  Exhibits
     --------


The exhibits listed below are being furnished with this Form 8-K:



Exhibit Number                      Description
--------------                      -----------
3.1:                                Amendment to Certificate of Incorporation,
                                    incorporated by reference to Exhibit A of
                                    November 9, 2004 proxy statement
                                   (File No. 2-71500).
99.1:                               Press Release dated April 4, 2005.

                                   SIGNATURES






         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


(Registrant)
THERMODYNETICS, INC.



By:  /s/ Robert A. Lerman
   ------------------------------
      Robert A. Lerman, President

Date: April 4, 2005